Exhibit 99.1

Securitization Program Update

January 2006

FIELDSTONE

INVESTMENT CORPORATION

www.FieldstoneInvestment.com

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Fieldstone Timeline

FIELDSTONE
INVESTMENT CORPORATION

Initial strategy to acquire closed nonconforming credit loans only
Grew nonconforming credit origination and acquired two conforming origination businesses
Launched securitization program in October with $489MM FMIC 2003-1
Built $4.8B Portfolio
Agreement to sell certain conforming division assets
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Initiated wholesale originations
NC Orig. $681 M
NC Orig. $1.2 B
NC Orig. $2.5 B
NC Orig. $5.1 B
Raised $707MM REIT 144A in November
NC Orig. $6.2 B
Listed on NASDAQ:FICC

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National Non-Conforming Franchise

FIELDSTONE
INVESTMENT CORPORATION

Everett
Seattle
Portland
Concord
Sacramento
Carson
Irvine
Encinitas
Las Vegas
Phoenix
Tucson
Albuquerque
Denver
Wichita
Omaha
Overland Park
Bloomington
Chicago
Frisco
Houston
Memphis
Louisville
Indianapolis
Boston
Corporate Headquarters, Columbia, Maryland
Hanover
Atlanta
Tampa
Fort Lauderdale
Coral Gables
Corp. HQ
Retail Office
Retail Op Center
Wholesale Op Center
License Pending

- 53 offices in 20 states
- 265 wholesale AEs
- 124 retail LOs
- 4,700 brokers

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Fieldstone's Financial Highlights

FIELDSTONE INVESTMENT CORPORATION

Core Earnings ($ thousands, except per share data)

Investment Portfolio ($ millions)

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$502
$1,329
$2,133
$3,162
$4,146
$4,775
$5,132
$4,867
$5,312
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05

GAAP Revenue Components ($ thousands)

Net interest income
Gains on sales of mtg loans, net
Provision for loan losses - LHFI
Other income (expense)
$55,000
$45,000
$35,000
$25,000
$15,000
$5,000
($5,000)
($15,000)
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05*

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FIELDSTONE
INVESTMENT CORPORATION

2 Year Hybrid Gross Int. Margin
Coupon%
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
2/28 Hybrids HFI
2/28 Hybrids HFS
2YR SWAP
HFI v. Swap

•Source: Bloomberg

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Fieldstone Portfolio as of September 30, 2005

Investment Portfolio Growth ($ millions)

$6,000
$5,000
$4000
$3,000
$2,000
$1,000
$0
$502
$1,329
$2,133
$3,162
$4,146
$4,775
$5,132
$4867
$5,312
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05

Credit Score Distribution

% of Portfolio
40%
35%
30%
25%
20%
15%
10%
5%
0%
6%
15%
26%
34%
19%
500-549
550-599
600-649
650-699
>700

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Credit Risk Management – Portfolio Characteristics

Portfolio Composition by Credit Score
(as of September 30, 2005)
Portfolio %
40%
35%
30%
25%
20%
15%
10%
5%
0%
6%
15%
26%
34%
19%
500-549
550-599
600-649
650-699
>=700
(Non-Prime)
(Alt A)
(Prime)

Weighted Average Credit Score: 650

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Credit Risk Management

FIELDSTONE INVESTMENT CORPORATION

Credit Score by Income Documentation Level
3Q 2005 Non-Conforming Originations
Average Credit Score
740
720
700
680
660
640
620
600
632
639
644
655
676
683
Full or Alternative Documentation
24 Month Bank Statements
12 Month Bank Statements
Limited Documentation
Stated Income Self Employed
Stated Income Wage Earner

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Credit Risk Management-Risk-Based Pricing

Portfolio Composition - Risk-Based Pricing
(as of September 30, 2005)
Coupon %
8.5
8.0
7.5
7.0
6.5
6.0
5.5
5.0
8.0%
7.5%
6.9%
6.7%
6.6%
500-549
550-599
600-649
650-699
>700
Credit Score

Weighted Average Coupon: 6.9%

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Loan Performance - Delinquencies

FMIC Static Pool Delinquency Analysis
60+ Days Delinquent (OTS Method)
16%
14%
12%
10%
8%
6%
4%
2%
0%
60+ Delinquency
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27
Deal Seasoning (months)
2003 Non-Prime ARM Data from Intex/CSFB
2004 Non-Prime ARM Data from Intex/CSFB
2005 Non-Prime ARM Data from Intex/CSFB
Weighted Average of FMIC 2003 Vintage
Weighted Average of FMIC 2004 Vintage
Weighted Average of FMIC 2005 Vintage

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Loan Performance – Losses

FMIC Static Pool Cumulative Loss Analysis
Cumulative Loss (bps)
60
50
40
30
20
10
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27
Deal Seasoning (months)
2003 Non-Prime ARM Data from Intex/CSFB
2004 Non-Prime ARM Data from Intex/CSFB
2005 Non-Prime ARM Data from Intex/CSFB
Weighted Average of FMIC 2003 Vintage
Weighted Average of FMIC 2004 Vintage
Weighted Average of FMIC 2005 Vintage

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Prepayment Summary

FMIC Static Pool Prepayment Analysis
1-Month CPR
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27
Deal Seasoning (months)
2003 Non-Prime ARM Data from Intex/CSFB
2004 Non-Prime ARM Data from Intex/CSFB
2005 Non-Prime ARM Data from Intex/CSFB
Weighted Average of FMIC 2003 Vintage
Weighted Average of FMIC 2004 Vintage
Weighted Average of FMIC 2005 Vintage

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FIELDSTONE
INVESTMENT CORPORATION

Appendix B: Underwriting Matrices

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Product Overview

FIELDSTONE INVESTMENT CORPORATION

Non-Conforming Loan Program

PROGRAM	GRADING TYPE	HIGHLIGHTS	SECONDARY STRATEGY	% OF FMIC 2005-3
Wall Street 1st and 2nd Lien	Credit Score	Minimum 540 FICO Max 100% CLTV 24 mos from BK/ 36 mos from FC 1st -Max 2x30 in last 12 2nd -Max 2x30 in last 12	ARM – Securitized FRM/2nd – Sold as Whole Loans	66%
High Street 1st and 2nd Lien	Credit Score	100% Full w/580 FICO 100% Stated w/640 FICO 90% Full w/540 FICO 2nd w/580 FICO	ARM – Mainly Private Investor, Limited % Securitized FRM/2nd – Sold as Whole Loans	25%
Main Street 1st Only	Both	90% Max LTV LTV > 85% min 550 FICO	ARM – Securitized FRM – Sold as Whole Loans	9%

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FIELDSTONE INVESTMENT CORPORATION

First Quartile FICO (Min to 600)
Seasoning (Months)
Non-IO Loans
IO Loans

Second Quartile FICO (600 to 650)
Seasoning (Months)
Non-IO Loans
IO Loans

Third Quartile FICO (650 to 685)
Seasoning (Months)
Non-IO Loans
IO Loans

Fourth Quartile FICO (685 to max)
Seasoning (Months)
Non-IO Loans
IO Loans

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FIELDSTONE INVESTMENT CORPORATION AND SUBSIDIARIES

Securitization Program - Non-GAAP Financial Measures

Regulation G Reconciliations

January 2006

Core income before income taxes, core net income, core earnings per share (diluted) and core book value per share:

Core income before income taxes, core net income, core earnings per share (diluted) and core book value per share appearing in the January 2006 presentation, “Securitization Program Update” are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  Management believes that the presentation of core income before income taxes, core net income, core earnings per share (diluted) and core book value per share provide useful information to investors because these measures exclude the non-cash mark to market gains or losses on interest rate swap and cap agreements.  The following table is a reconciliation of income before income taxes, net income and earnings per share (diluted) in the consolidated statements of operations and book value per share, presented in accordance with GAAP, to core income before income taxes, core net income, core earnings per share (diluted) and core book value per share.  The presentation of these core financial measures is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

	Three Months Ended
(Dollars in 000’s, except share and per share data)	September 30, 2005	June 30, 2005
Core income before income taxes and core net income:
Income before income taxes	$26,423	25,809
Less: Mark to market (gain) loss on portfolio derivatives included in “Other income (expense) - portfolio derivatives”
Market to market interest rate swaps	(7,858)	11,788
Mark to market interest rate cap	228	299
Total mark to market on portfolio derivatives	(7,630)	12,087
Less: Amortization of interest rate swap buydown payments	(224)	—
Core income before income taxes	18,569	37,896
Provision for income tax expense	(2,999)	(2,734)
Core net income	$15,570	35,162

Core earnings per share:
Net income	$23,424	23,075
Less: Dividends on unvested restricted stock	(187)	(176)
Income available to common shareholders	23,237	22,899
Less: Mark to market (gain) loss on portfolio derivatives	(7,630)	12,087
Amortization of interest rate swap buydown payments	(224)	—
Core net income available to common shareholders	$15,383	34,986

Earnings per share - diluted	$0.48	0.47
Core earnings per share - diluted	$0.32	0.72

Diluted weighted average common shares outstanding	48,479,152	48,462,126

Core book value per share:
Equity at end of period	$568,418	569,196
Less: Cumulative mark to market (gain) loss on portfolio derivatives	(33,285)	(25,655)
Amortization of interest rate swap buydown payments	(224)	—
Core equity at end of period	$534,909	543,541

Book value per share	$11.64	11.66
Core book value per share	$10.96	11.13

Shares outstanding at period end	48,820,876	48,835,876

Core net interest income after provision for loan losses:

Core net interest income after provision for loan losses appearing in the January 2006 presentation, “Securitization Program Update,” is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  Management believes that the presentation of core net interest income after provision for loan losses provides useful information to investors because this measure includes the effect of the net cash settlements on the existing interest rate swap and cap agreements economically hedging the variable rate debt financing the portfolio of mortgage loans and the net cash settlements incurred or paid to terminate those derivatives prior to maturity.  Core net interest income after provision for loan losses does not include the net cash settlements incurred or paid to terminate swaps or caps related to loans ultimately sold. The following table is a reconciliation of net interest income after provision for loan losses in the consolidated statements of operations, presented in accordance with GAAP, to core net interest income after provision for loan losses. The presentation of core net interest income after provision for loan losses is not meant to be considered in isolation or as a substitute for GAAP.

	Three Months Ended
(Dollars in 000’s)	September 30, 2005	June 30, 2005
Net interest income after provision for loan losses	$24,228	39,888
Plus: Net cash settlements received (paid) on portfolio derivatives included in “Other income (expense) - portfolio derivatives”	8,000	2,655
Less: Amortization of interest rate swap buydown payments	(224)	—
Core net interest income after provision for loan losses	$32,004	42,543

Securitization Program Update

January 2006

FIELDSTONE
INVESTMENT CORPORATION

www.FieldstoneInvestment.com

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Securitization Program Update

January 2006

[LOGO]	www.FieldstoneInvestment.com

Disclaimer	[LOGO]

FORWARD-LOOKING STATEMENTS

This presentation may contain “forward-looking statements” within the meaning of the federal securities laws and, if so, are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and the timing of certain events may differ materially from those indicated by such forward-looking statements due to a variety of risks and uncertainties, many of which are beyond Fieldstone’s ability to control or predict, including but not limited to (i) Fieldstone’s ability to successfully implement or change aspects of its portfolio strategy; (ii) interest rate volatility and the level of interest rates generally; (iii) the sustainability of loan origination volumes and current levels of origination costs; (iv) continued availability of credit facilities for the origination of mortgage loans; (v) the ability to sell or securitize mortgage loans; (vi) deterioration in the credit quality of Fieldstone’s loan portfolio; (vii) the nature and amount of competition; (viii) the impact of changes to the fair value of our interest rate swaps on our net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; and (ix) other risks and uncertainties outlined in Fieldstone Investment Corporation’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 14, 2005, its annual report on Form 10-K filed with the SEC on March 25, 2005, as amended, and other documents filed by Fieldstone from time to time with the SEC. Neither Fieldstone nor any of its affiliates undertakes any obligations to revise publicly any forward-looking statements to reflect subsequent events or circumstances.

REGULATION G DISCLOSURES

Information on core net income, core income before taxes, core earnings per share (diluted), core net interest income after provision for loan losses and core book value per share appearing elsewhere in this presentation may fall under the SEC’s definition of “non-GAAP financial measures.” Management believes the core financial measures are useful because they include the current period effects of Fieldstone’s economic hedging program but exclude the non-cash mark to market derivative value changes.  The portion of the non-cash mark to market amounts excluded from the core financial measures that ultimately will be a component of future core financial measures depends on the level of actual interest rates in the future.  As required by Regulation G, a reconciliation of each of these core financial measures to the most directly comparable measure under generally accepted accounting principles (GAAP) is included with this presentation.

Table of Contents

I.	Introduction to Fieldstone
II.	Product Summary
III.	Underwriting Summary
IV.	Fieldstone Program Performance to Date

Appendix A:
• Culture & Management

Appendix B:
• Underwriting Matrices

Appendix C:
• Interest Only Loans Appendix

Appendix D:
• Regulation G Reconciliations

I.           Introduction to Fieldstone

About Fieldstone

•      Fieldstone Investment Corporation is a public residential mortgage REIT headquartered in Columbia, MD (NASDAQ: FICC)

•      Based on its track record of originating and selling investment quality non-conforming mortgage loan pools, Fieldstone:

•      Elected to be taxed as a REIT in the fourth quarter of 2003 and

•      Built a residential mortgage portfolio that totaled $5.3 billion as of 9/30/05

•      Fieldstone match-funds its portfolio to term via the MBS market

•      Fieldstone employs a hybrid business model that accommodates both building a REIT portfolio and selling whole loans through a Taxable REIT Subsidiary

[GRAPHIC]

Fieldstone Timeline

•      June 1995 – Founded by Michael Sonnenfeld (President and CEO) to buy closed, nonconforming credit loans

•      March 1996 – Transitioned strategy from purchasing closed loans to originating loans through wholesale brokers

•      2000 – Acquired two conforming originators in 1Q 2000, expanded to 44 offices nationally, and grew its subprime originations

•      October 2003 – Launched securitization program with $489 million FMIC 2003-1

•      November 2003 – Raised $707 million of equity in a REIT 144A offering, generating $467 million in tangible equity after redemption of initial venture investors

•      February 2005 – Listed on NASDAQ: Ticker – FICC

•      September 2005 Built $5.3 billion portfolio, executed eight securitizations, Bloomberg Ticker – FMIC

•      January 2006 – Entered into an asset sale agreement to sell FMC’s wholesale conforming division and a number of conforming retail offices

•      Not a new company

•      10+ years of operating experience, originating $29 billion during this period

•      Sold whole loans exclusively until launch of securitization program in 2003

[GRAPHIC]

Business Summary

•      Fieldstone Investment Corporation: (NASDAQ: FICC): REIT

•      Built a portfolio of non-conforming loans on-balance sheet:

•      $5.3 billion at September 30, 2005 with an average FICO of 650

•      Issued $6.3 billion of MBS to match-fund portfolio for life of loans

•      Paid $2.03 of pre-tax dividends to shareholders for 2005

•      Fieldstone Mortgage Company: Taxable REIT Subsidiary

•      Perform loan origination and underwriting

•      $6.2 billion of non-conforming loans in 2004; $4.6 billion through 3Q 2005

•      $1.3 billion of conforming loans in 2004; $1.2 billion through 3Q 2005

•      Opened 2 regional non-conforming operation centers in 2005

•      Manage the quality of loans for REIT portfolio

•      Sell non-conforming fixed rate, 2nds and certain hybrid loans, and all conforming loans

•      Interim servicer for loans held for sale

•      Can retain any after-tax earnings from loan sales to generate capital internally

Corporate Structure and Strategy

Fieldstone Investment Corporation

Mortgage REIT on NASDAQ: FICC

•      $568 million shareholders’ equity*

•      $5.3 billion portfolio of Fieldstone’s loans*

•      Portfolio financed with $4.3 billion of MBS*

•      Pay dividends of portfolio earnings, pre-tax

•      Dividends since inception of $3.12 per share

•      2005 dividends paid of $2.03 per share

*As of 9/30/2005

100% ownership

Fieldstone Mortgage Company
Taxable REIT Subsidiary
Established in 1995

Non-Conforming Division	Conforming Division
• Originated $6.2 billion in 2004; $4.6 billion YTD 9/30/05	• Originated $1.3 billion in 2004; $1.2 billion YTD 9/30/05

• Originated $1.8 billion in 3Q of 2005	• Originated $434.0 million in 3Q of 2005

• Mix of wholesale (90%) and retail (10%) originations	• Mix of wholesale (73%) and retail (27%) originations

• 56% funded by REIT for investment portfolio	• All loans sold for cash gains on sale

• Sell non-portfolio loans for cash gains on sale	• Entered into an asset sale agreement to sell FMC’s wholesale conforming division and a number of conforming retail offices in January 2006

• Interim servicing and initial loan set up

National Non-Conforming Franchise

[GRAPHIC]

Fieldstone’s Financial Highlights

Core Earnings ($ thousands, except per share data)

	3Q 2005	2Q2005
Net int income after provision	$24,228	$39,888
Net cash settlements rec’d (paid)	8,000	2,655
Amortization of interest rate swap buydown payments	(224)	—
Core net int income after provision	32,004	42,543

Other income (excludes MTM)	661	144
Gains on sales of mtg loans, net	20,147	27,254

Total revenues	52,812	69,941
Total expenses	(34,243)	(32,045)
Core income before income taxes	18,569	37,896
Income tax expense	(2,999)	(2,734)
Core net income	$15,570	$35,162

MTM gain (loss) swaps & caps	7,630	(12,087)
Amortization of interest rate swap buydown payments	224	—
Net income	$23,424	$23,075

Earnings per share (diluted)	$0.48	$0.47
Core earnings per share (diluted)	$0.32	$0.72

Book value per share	$11.64	$11.66
Core book value per share	$10.96	$11.13

Investment Portfolio ($ millions)

[CHART]

GAAP Revenue Components ($ thousands)

[CHART]

*Net interest income for the 3Q 05 includes a $4.6 million increase in the deferred origination and issuance costs related to faster prepayment speed estimates

Non-Conforming Hybrid ARM Mortgage -
Initial Gross Interest Margin (prior to ARM re-set)

2 Year Hybrid Gross Int. Margin

[CHART]

•      Initial Coupon on 2 year hybrid ARM mortgages will re-set after 24 months.

•      Interest rate will reset to a “margin” of 5% to 6% over 6 month LIBOR.

•      Periodic cap of 3% on the initial rate reset, 1% each reset every six months and 6% life cap.

• Source: Bloomberg

REIT Portfolio Strategy

Focused Strategy to Create Stable and High Yielding Cash Flows

Consistent Portfolio Growth

[CHART]

Consistent Net Interest Income

•      FMIC 2003-1 Caps at Forward LIBOR

•      FMIC 2004-1 Swap at 1.94%

•      FMIC 2004-2 Swap at 2.08%

•      FMIC 2004-3 Swap at 3.29%

•      FMIC 2004-4 Utilized Cap Corridor

•      FMIC 2004-5 Swap at 2.89%

•      FMIC 2005-1 Swap at 3.53%

•      FMIC 2005-2 Swap at 3.95%

•      FMIC 2005-3 Swap at 4.36%

Consistent Issuance of MBS Debt

•	FMIC 2003-1
	•	Size:	$488,923,000
	•	Priced:	10/3/03
	•	AAA:	LIBOR + 35bps
	•	BBB:	LIBOR + 325bps
•	FMIC 2004-1
	•	Size:	$663,157,000
	•	Priced:	2/6/04
	•	AAA:	LIBOR + 31bps
	•	BBB:	LIBOR + 180bps
•	FMIC 2004-2
	•	Size:	$857,120,000
	•	Priced:	4/16/04
	•	AAA:	LIBOR +25bps
	•	BBB:	LIBOR +215bps
•	FMIC 2004-3
	•	Size:	$986,500,000
	•	Priced:	6/23/04
	•	AAA:	LIBOR + 28bps
	•	BBB:	LIBOR + 215bps
•	FMIC 2004-4
	•	Size:	$874,308,000
	•	Priced:	9/27/04
	•	AAA:	LIBOR + 33bps
	•	BBB:	LIBOR + 170bps
•	FMIC 2004-5
	•	Size:	$892,350,000
	•	Priced:	11/10/04
	•	AAA:	LIBOR + 33bps
	•	BBB:	LIBOR + 185bps
•	FMIC 2005-1
	•	Size:	$743,625,000
	•	Priced:	2/14/05
	•	AAA:	LIBOR + 23bps
	•	BBB:	LIBOR + 135bps
•	FMIC 2005-2
	•	Size:	$958,447,000
	•	Priced:	7/15/05
	•	AAA:	LIBOR + 25bps
	•	BBB:	LIBOR + 135bps
•	FMIC 2005-3
	•	Size:	$1,156,009,000
	•	Priced:	10/28/05
	•	AAA:	LIBOR +24.5bps
	•	BBB:	LIBOR + 200bps

REIT Portfolio Strategy – continued

•      Originate high quality non-conforming loans for REIT portfolio

•  2/28 hybrid ARMs primarily

•  650 average credit score

•  Interest only 2/28 ARM loans, fully amortize after five years

•  Higher average credit score balanced by reduced documentation and higher LTV

•      Finance portfolio with long-term securitization debt

•  On-balance sheet financing

•      No “gain on sale” non-cash gains on securitization

•  Committed financing with strong asset-liability management

•  Retain Fieldstone loans to assure quality and minimize cost basis

Liquidity Risk Management

•      Finance loans prior to securitization or sale with a diverse group of Wall Street and bank lenders under $2.275 billion in lines of credit

•      Use mortgage-backed securities (MBS) to finance REIT portfolio

• Provides long-term financing for portfolio without margin calls

• MBS market highly liquid

• Structure securitizations to cash flow NIM from month one

• Not issuing “NIM” securities

• Focus on issuing bonds rated BBB or higher

• Not reliant upon selling low rated and less liquid (BBB- or BB) bonds

• Highly efficient - weighted average bond spread of LIBOR + 37 bps on 2005-3 (to call)

[GRAPHIC]

Servicing Strategy

•      Fieldstone performs key loan set-up and initial quality control functions on all loans

•      Highly rated sub-servicer: JPMorgan Chase Bank, N.A.

• Fitch: RPS1- and RSS1- (primarily subprime and special servicing, respectively)

• Moody’s: SQ1 (subprime servicing)

• S&P: “STRONG” and on its select servicer list

•      Wells Fargo Bank as:

• Master Servicer

• Bond Administrative Agent

• Servicer Oversight

•      Ultimately, Fieldstone will look to build or acquire a significant servicing capacity

FMIC Program Distinguishing Characteristics

•      Strong servicer – JPMorgan Chase Bank, N.A. maintains the highest servicer ratings from the rating agencies

•      Strong Master Servicer / Servicing Oversight – Wells Fargo Bank, N.A.

•      Reduced Basis Risk

•      Primarily hybrid ARM collateral with limited fixed rate and 2nd liens

•      Interest rate swaps or other hedge instruments pledged to the trust during hybrid period

•      Fieldstone completely aligns its interests with those of ABS investors

•      Retains BBB-rated notes

•      Retains full residual / “equity” in pool

•      Funds OC up-front even though not selling NIM

•      Treats securitization as a financing on balance sheet

II.        Product Summary

Fieldstone Portfolio as of September 30, 2005

Collateral Characteristics

Average Credit Score	650
Hybrid ARMs	96.2%
Average Current Coupon	6.9%
Average Gross Margin	5.7%
Prepayment Fee Coverage	86.5%
Full Income Documentation	45.3%
Interest Only Loans	61.2%
Purchase Transactions	60.5%
Primary Residences	94.8%
Weighted Average LTV	82.2%
- LTV>90%	4.4%
- Weighted Average CLTV	92.6%
State Concentration-California	42.8%
Average Loan Size	$190,219
- Average Property Value	$244,596
- Average Property Value-CA	$379,981

Investment Portfolio Growth ($ millions)

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Credit Score Distribution

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Credit Risk Management – Portfolio Characteristics

Portfolio Composition by Credit Score

(as of September 30, 2005)

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Weighted Average Credit Score: 650

Credit Risk Management

Credit Score by Income Documentation Level
3Q 2005 Non-Conforming Originations

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Credit Risk Management-Risk-Based Pricing

Portfolio Composition - Risk-Based Pricing
(as of September 30, 2005)

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Weighted Average Coupon: 6.9%

III.     Underwriting Summary

Underwriting Summary

Fieldstone’s Investigative Underwriting Process is designed to deter fraud and limit default frequency and loss severity.

•      Full credit underwriting completed on all loans prior to funding

•      Default Frequency control

•      Full doc loans require execution of 4506 T

•      Stated loans

•      require authentication of self-employment documents (licenses, CPA letters)

•      credit history and assets appropriate for income stated

•      Purchase loans require 24 month chain of title to detect flip transactions

•      Refinance transactions require written borrower benefit analysis to deter predatory lending

•      Loans processed through Fieldscore (Fieldstone’s automated pre-qualification engine) to insure borrower is placed in an appropriate product and to reduce errors

•      All credit reports are generated by Fieldstone.  Credit reports are tri-merged credit reports containing Safescan or HAWK fraud alert, OFAC, previous employment and residence information.

Underwriting Summary – continued

•      Loss Severity control: Fieldstone’s Appraisal Policy

•      Appraisal checklist completed by underwriters

•      Appraisal validated through AVM or other review products unless completed by approved National Appraisal firm or new construction by approved national builder

•      All desk reviews are enhanced desk reviews, with new comparable sales evaluated

•      Field reviews required when transaction involves –

•      seller held second

•      non-arm’s length transactions (related-party seller)

•      rural properties

•      Second appraisal required when loan amounts exceed $1,000,000

•      Appraisers checked against internal and external watch list

Controls

•      Underwriting completed in regional offices

•      Provides strong knowledge of local statutes

•      Better knowledge of local real estate values

•      Credit approval authorities are assigned to each underwriter by the Chief Credit Officer

•      Underwriter performance tracked monthly via Underwriters’ Report Card

•      Post closing QC completed by internal staff and third party due diligence re-verifies process

•      Responses including corrective actions are due monthly

•      Monthly audit findings reported to senior management

•      6 month trending reporting to executive management

•      Loan Origination System contains edits for internal and regulatory compliance

•      Fieldstone does not fund Section 32 , high cost or covered loans in any jurisdictions

•      All loans processed through Clayton’s compliance software

•      Edits created by IS, checked by compliance and 3rd party, and imbedded in LOS

•      Exceptions rarely made for LTV/CLTV or Credit Score

•      Common exceptions include bankruptcy/foreclosure seasoning, cash out amount and seasoning and loan amount

Income Documentation Requirements

Fieldstone Offers Five Documentation Levels.  Verbal Verification of Employment Is Always Obtained by FMC Within Five Days of Closing

•      Full Documentation

•      Current pay stubs and most recent year’s W-2s for wage earners; two-years tax returns (business and personal) for self-employed borrowers

•      Hourly and self-employment income is averaged, declining income not is allowed

•      All borrowers receiving fixed income must verify all income used for qualifying

•      24-Months’ Bank Statements (all employment types allowed)

•      24-months’ personal bank statements allow for 100% of average deposits toward qualifying.  If using business bank statements, 75% of average deposits is used for qualifying

•      12-Months’ Bank Statements (self-employed borrowers only)

•      Same credit for deposits as 24-months program

Income Documentation Requirements – continued

•      Limited Documentation

•      Wage Earners: Most recent YTD pay stub required; average YTD income used to qualify; must verify two years in the same profession

•      1099 Employees: Most recent year’s 1099 and YTD statement of earnings required.  75% of average income used to qualify

•      Self-Employed: Six months of personal bank statements using 100% average deposits to qualify or six months of business bank statements using 75% of average deposits.  Borrowers must provide evidence they owned and operated the business at least two years

•      Stated Documentation

•      Wage Earners: Income is stated on the 1003 and file must include a written VOE from current employer that does not provide income info, but does show dates of employment, position, if employment is likely to continue and average hours worked per week.  Borrower must document two years in the same profession.  Income must be reasonable for borrower’s profession

•      Self-Employed: Income is stated on the 1003 and file must include evidence that borrower has owned and operated the business for at least two years

IV.     Fieldstone Performance to Date

Loan Performance - Delinquencies

FMIC Static Pool Delinquency Analysis 60 + Days Delinquent (OTS Method)

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Loan Performance – Losses

FMIC Static Pool Cumulative Loss Analysis

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Prepayment Summary

FMIC Static Pool Prepayment Analysis

[CHART]

Appendix A: Culture & Management

Fieldstone’s Culture and Strategy

•         Each employee takes personal accountability for the success of the Team

•         Focus on long term relationships with market professionals where “value added” enables rational pricing and loan quality

•         Fully integrated originator of and investor in quality mortgage loans in a tax-advantaged structure

•         Experienced management team focused on:

•      Quality of loans and integrity of operations

•      Portfolio structured for stability in multiple rate environments

•      Long-term value

•      Efficiency of Operations

•      Customer Service

Management Experience

•      Michael Sonnenfeld, President and Chief Executive Officer since 1995

•      18+ years of experience in mortgage banking and mortgage securities

•      Former Director of the Subprime Residential Mortgage Conduit of Nomura Securities Int’l

•      Former President of Saxon Mortgage Funding and Saxon Capital Corp.

•      Walter Buczynski, EVP Secondary Marketing since 2000

•      20+ years of experience in mortgage banking

•      Former SVP for Secondary GE Capital Mortgage Services Inc.

•      Former EVP for Secondary Chase Mortgage Corp.

•      Former EVP for Secondary Margarettan Mortgage Corp.

•      John Kendall, SVP Investment Portfolio since 2004

•      14+ years of experience in mortgage capital markets

•      Former Director Public Fixed Income, MBS/ABS Portfolio; Northwestern Mutual Life Insurance Co.

•      Former First Vice President, Asset Finance Group; Kidder Peabody & Co. / Paine Webber, Inc.

•      Former Vice President, Capital Markets Group; Greenwich Capital Markets

•      Gary Uchino, SVP Chief Credit Officer since 1995

•      20+ years of experience in subprime lending

•      Former Vice President of Credit Administration – Security Pacific Financial Services

•      Former Director of Associates of Financial Services Japan

•      Jim Hagan, EVP Non-conforming Wholesale Division of FMC since 1996

•      20+ years of experience in mortgage banking

•      Former RVP for Subprime Division of American Residential Mortgage Corp.

•      Former Senior Vice President of Long Beach Mortgage

Appendix B: Underwriting Matrices

Product Overview

Non-Conforming Loan Program

PROGRAM	GRADING TYPE	HIGHLIGHTS	SECONDARY STRATEGY	% OF FMIC 2005-3
Wall Street	Credit Score	Minimum 540 FICO	ARM – Securitized	66%
1st and 2nd Lien		Max 100% CLTV	FRM/2nd – Sold as
		24 mos from BK/	Whole Loans
36 mos from FC
1st -Max 2x30 in last 12
2nd -Max 2x30 in last 12

High Street	Credit Score	100% Full w/580	ARM – Mainly	25%
1st and 2nd Lien		FICO	Private Investor;
		100% Stated w/640	Limited %
		FICO	Securitized
		90% Full w/540	FRM/2nd – Sold as
		FICO	Whole Loans
2nd w/580 FICO

Main Street	Both	90% Max LTV	ARM – Securitized	9%
1st Only		LTV > 85% min	FRM – Sold as
		550 FICO	Whole Loans

Fieldstone – Wall Street Matrix

Max 100% LTV

Wall Street (First Lien)

					Maximum LTV (%)
Credit	Mortgage	FICO	Months Since		Full Doc	Stated	Full Doc	Stated	Debt
Grade	History	Score	BK	FC	O/O	O/O	Non O/O	Non O/O	Ratio*
A	0X30	680	24	36	100	100	90	80
A	0X30	620	24	36	95	90	90	80	50
A	1X30	620	24	36	90	90	80	N/A	50

A-	0X30	600	24	36	95	90	85	70	50
A-	0X30	580	24	36	95	85	80	70	50
A-	1X30	620	24	36	90	90	80	N/A	50
A-	1X30	600	24	36	90	90	N/A	N/A	50
A-	2X30	620	24	36	85	N/A	80	N/A	50

B	0X30	540	24	36	90	60	60	60	50
B	0X120	620	12	24	95	90	90	70	50
B	0X120	600	12	24	95	90	85	70	50
B	0X120	580	12	24	90	85	80	70	50

C	0X120	540	12	24	60	60	60	60	50

Max 100% CLTV

Wall Street (Second Lien)

					Maximum CLTV (%)
Credit	Mortgage	FICO	Months Since		Full Doc	Stated	Full Doc	Stated	Debt
Grade	History	Score	BK	FC	O/O	O/O	Non O/O	Non O/O	Ratio*
A	0X30	660	24	36	100	100	95	90	50
A	0X30	620	24	36	100	100	90	N/A	50
A	1X30	620	24	36	100	N/A	85	N/A	50
A-	2X30	620	24	36	90	N/A	85	N/A	50

* Debt Ratio Exceptions to 55% are allowed for LTV <85% or under the following circumstances: Minimum Score 640, Owner Occupied only, Full Doc and Bank Statement, Gross disposable income of $3,000 or net disposable income of $600 for the first family member and $250 for each member thereafter, 3 year BK and FC seasoning.  Not available on 6 month LIBOR ARM

Fieldstone – High Street Matrix

Max 100% LTV

High Street (First Lien)

					Maximum CLTV (%)
Credit	Mortgage	FICO	Months Since		Full Doc	Stated	Full Doc	Stated	Debt
Grade	History	Score	BK	FC	O/O	O/O	Non O/O	Non O/O	Ratio*
A	0X30	640	24	36	100	100	85	N/A	50
		620	24	36	100	90	85	N/A	50
A	1X30	660	24	36	100	100	85	N/A	50
		620	24	36	100	90	85	N/A	50
A-	1X30	600	24	36	100	85	85	N/A	50
		580	24	36	95	85	85	N/A	50
		540	24	36	90	80	80	N/A	50
A-	2X30	580	24	24	90	85	80	N/A	50
		520	24	24	85	65	75	N/A	50
B	3X30	600	24	24	90	85	80	N/A	50
B	3X30	580	24	24	85	70	75	N/A	50
B	3X30	540	24	24	85	65	75	N/A	50
B	3X30	520	24	24	80	60	70	N/A	50
B	1X60	640	18	18	85	75	75	N/A	50
B	1X60	600	18	18	85	70	75	N/A	50
B	1X60	520	18	18	80	60	70	N/A	50
C	2X60	640	12	12	80	65	70	N/A	50
C	2X60	520	12	12	80	60	70	N/A	50

Max 100% CLTV

High Street (Second Lien)

					Maximum CLTV (%)
Credit	Mortgage	FICO	Months Since		Full Doc	Stated	Debt
Grade	History	Score	BK	FC	O/O	O/O	Ratio*
A	0X30	640	24	36	100	100	50
		620	24	36	100	90	50
A	1X30	660	24	36	100	100	50
		620	24	36	100	90	50
A-	1X30	600	24	36	100	N/A	50
		580	24	36	90	N/A	50
A-	2X30	580	24	24	90	N/A	50
B	3X30	600	24	24	90	N/A	50

*Debt Ratio Exceptions to 55% are allowed under the following circumstances: DTI > 50% require Gross disposable income of $3,000

Fieldstone – Main Street Matrix

Main Street (First Lien)

					Maximum CLTV (%)
Credit	Mortgage		Months Since		Full Doc	Stated	Full Doc	Stated	Debt
Grade	History	Customer Credit	BK	FC	O/O	O/O	Non O/O	Non O/O	Ratio*
A	1X30	30’s, No 60’s	24	24	90	80	85	**	50
A-	3X30	30’s, Isolated 60’s	24	24	90	80	80	**	50
B	1X60	60’s, Isolated 90’s	18	18	85	75	75	**	50
C	1X90	90’s Isolated 120’s	12	12	80	70	70	**	50
D	No NOD	500 Score	<12	<12	70	**	**	**	50

* Debt Ratio exceptions of up to 55% for full doc and bank statement loans with CLTVs less than or equal to 85%.  Programs allow for up to 55% maximum Debt Ratio for full documentation loans with CLTVs greater than 85% but less than or equal to 90% under the following circumstances: owner occupied, full documentation and bank statements only, minimum 640 score for primary wage earner, no 3-4 units, bankruptcies or foreclosures must have occurred a minimum of 36 months prior to loan closing, and disposable income must meet the following limits: gross disposable income of $3,000 or net disposable of $600 for first family member and $250 for each family member thereafter.

Appendix C: Interest Only Loans

Interest Only Loans

•          After an interest only period, IO loans fully amortize to maturity and borrowers’ payments increase to include principal in addition to interest

•        No principal is scheduled to amortize or be repaid for an initial agreed period

•        The borrower pays simple interest on the original loan balance until amortization commences

•          Fieldstone’s Interest Only periods are five years; the IO period in the market generally varies from 2 to 10 years

•          IO loans appeal to payment sensitive, purchase money borrowers, often in housing markets that have witnessed significant home price appreciation

•          A 5 year IO term introduces the additional payment shock to the hybrid borrower well after they have weathered prior payment changes related to rate resets when the payment change matters little from a present value perspective and is smaller in inflation-adjusted terms

•          Payment changes related to the initial hybrid ARM rate reset and the commencement of principal amortization are staggered in order to avoid multiple simultaneous payment shocks to the borrower

•          A 2 year IO term exacerbates inherent payment shock at rate reset and will likely increase post reset defaults

•          Refinancing alternatives for IO hybrid borrowers will include Fixed Rate Mortgages, teased Hybrids and teased Short Reset ARMS

Interest Only Loans – continued

Interest Only Loan Characteristics vs. Non-IO loans on FMIC 2005-3

	IO	NON-IO	TOTAL
Avg Balance	$281,169	$139,164	$197,347
Coupon*	7.02%	7.79%	7.34%
Margin*	5.78%	5.70%	5.76%
FICO*	664	629	650
FICO < 550*	0.19%	7.82%	3.37%
FICO < 600*	9.17%	36.39%	20.50%
FICO < 700*	78.64%	87.09%	82.16%
LTV*	81.91%	82.50%	82.16%
DTI*	42.79%	40.83%	41.98%
Full Doc	31.93%	53.95%	41.10%
Purchase	62.62%	55.17%	59.52%
Owner Occupied	97.70%	97.32%	97.58%

*Weighted Averages

FIC Portfolio Experience: IO vs. Non-IO 60+ Day Delinquencies

Average IO 60+ Day Delinquencies Lower than Non-IO for each FICO Quartile

First Quartile FICO (Min to 600)	Second Quartile FICO (600 to 650)

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Third Quartile FICO (650 to 685)	Fourth Quartile FICO (685 to max)

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Appendix D: Regulation G Reconciliations

Securitization Program Update

January 2006

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